UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 26, 2021 (March 24, 2021)

TERMINIX GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	TMX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2021, Terminix Global Holdings, Inc. (“Terminix” or the “Company”) announced that John P. Mullen, its Vice President, Controller and Chief Accounting Officer, will leave the Company. He will be succeeded by Mary Hopkins, who was appointed as Vice President, Controller and Chief Accounting Officer effective as of March 24, 2021. Ms. Hopkins is a Certified Public Accountant who joined Terminix in 2010 and has held various finance roles in her 11-year tenure, most recently serving as Vice President, Internal Audit since 2017. She previously served in the Company’s Financial Planning and Analysis function, advancing from manager (2010-2013), to director (2014-2016) and to senior director (2016-2017) prior to her promotion to Vice President, Internal Audit. Her long-tenure and experience in financial analysis at Terminix will be beneficial as the Company executes its vision to become the preferred pest management provider to customers, teammates and the communities it serves. Ms. Hopkins’ advancement demonstrates the Company’s commitment to professional development and internal promotions. Ms. Hopkins will have a base salary and the opportunity for bonus and equity awards, and will participate in other benefit plans, at levels consistent with her seniority and scope of responsibilities.

Ms. Hopkins previously worked for Lucite International, Inc. and the accounting firms of Deloitte & Touche LLP and PricewaterhouseCoopers, LLP. Ms. Hopkins obtained a Master of Business Administration (MBA) from The Fuqua School of Business, Duke University and earned a Master of Science in Accounting and Bachelor of Arts in Business Administration from Rhodes College.

Mr. Mullen has ceased to serve as an officer of the Company, but will continue in the employ of the Company in order to provide certain transition services through May 15, 2021.

Item 9.01 Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERMINIX GLOBAL HOLDINGS, INC.
(Registrant)

March 26, 2021	By:	/s/ Robert J. Riesbeck
Robert J. Riesbeck
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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